                                                                   EXHIBIT 10.18

December 27th, 1994


International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California

                     Letter Agreement No. 1

Dear Sirs:


Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all  three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   A300 New Operators Credits:




                 Paragraph intentionally deleted





2)   Rescheduling of delivery dates:

AVSA and ILFC agree to the following rescheduling of aircraft:

     - The A300-600R ordered for delivery in December 1994 is hereby rescheduled for delivery in January 1995, and

     - The A320 ordered for delivery in December 1994 is hereby rescheduled for delivery in January 1995, and

     - The A320 ordered for delivery in September 1995 is hereby rescheduled for delivery in June 1995.

Normal escalation shall apply to the rescheduled A300-600R aircraft as well as to the A320 aircraft rescheduled from December to

January, except that the "F" factor contained in the airframe price revision formula shall not apply for the transition from 1994 to 1995 for either aircraft.

3)   *





- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4)   Exercise of Options:

ILFC commits to exercise options to firmly order a minimum of 2 of the 10 option aircraft contained in the Incremental Order by no later than December 31, 1995. In the event ILFC fails to exercise the option to firmly order two incremental aircraft, ILFC shall forego a certain Additional Airframe Credit Memorandum, and a certain New Airframe Credit Memorandum for the last two firmly ordered aircraft of the Incremental Order.

5)   Aero Lloyd Transaction:

AVSA agrees to the following with respect to a proposed transaction covering the lease by ILFC of 12 A320/A321 aircraft to Areo Lloyd, and the sale by AVSA or Airbus Industrie of a minimum of 4 A320/A321 aircraft to the same operator. AVSA's commitments under this paragraph 5 are subject to AVSA or Airbus Industrie entering into a purchase agreement with Aero Lloyd for a minimum of 4 firmly ordered aircraft concurrently with the execution of the final documentation between Aero Lloyd and ILFC. AVSA's obligations are further subject to such a transaction being finalized no later than March 31, 1995.

ILFC may be led to commit to A320/A321 delivery dates for Aero Lloyd in the years 2000, 2001 and/or 2002 which do not correspond to delivery dates of A320/A321 aircraft ILFC has on order with AVSA (the "Unmatched Dates"). In that event, ILFC shall, in order to satisfy the delivery dates committed to Aero Lloyd, order the corresponding aircraft for delivery on the Unmatched Dates, by exercising options granted per the Incremental Order. Such exercise of options shall be simultaneous with the execution of ILFC's lease agreements with the operator.

Should the delivery dates of such option aircraft as set forth in the Incremental Order not correspond to the Unmatched Dates agreed between Aero Lloyd and ILFC, AVSA shall accept to modify the delivery dates of the exercised option aircraft to accommodate ILFC's commitment to the operator.

*
The exercise of two such options shall be deemed to satisfy ILFC's obligation set forth in paragraph 4 above.
*



- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6)    *   MTOW for the   *  type aircraft:

AVSA confirms that Airbus Industrie has identified the development
of an   *  version which would feature a   *  of   *  (the   *  ),
subject to certain structural changes to the standard specification of the * aircraft ordered by ILFC.

AVSA commits to make available to ILFC the         *         for
ILFC's       *       deliveries from the second quarter of 1997 onward.
AVSA further agrees that the price for the           *
option shall be  *     (in 1/1994 conditions).  This amount
corresponds to a charge of    *   (in 1/1994 conditions),      *
            *              featured by the               *
ILFC agrees, however, that AVSA may invoice the option at a price
not to exceed  *   (in 1/1994 conditions), provided that it
issues a *

AVSA's above commitment with respect to the availability and price for the   *
remains subject to Airbus Industrie's required board approvals.
Failure by AVSA to confirm, by March 31, 1995, that it has obtained all
necessary approvals for the formal launch of the         *             and its
    * pricing for ILFC, shall give ILFC the right to cancel or convert its order for the 9 firm A321 type "Incremental Aircraft" ordered as part of the Incremental Order. Such decision shall be notified by ILFC no later than one month after receipt of AVSA's notice that it has not obtained approval for the
launch of the       *            .  In the event of a cancellation, AVSA agrees
to pay ILFC an amount equal to all predelivery payments made by ILFC with respect to the cancelled A321 type Incremental Aircraft, plus interest thereon
at a rate of        *                      , for the period from the date such
payments were made by ILFC to the date of said cancellation.

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7)   Reconfiguration assistance:




          This Paragraph is intentionally deleted





8)   *

Upon receipt by AVSA of the predelivery payments due upon execution of the Amendments and this Letter Agreement, AVSA shall issue a
credit memorandum in an amount of  *   in favor of ILFC (the
   *   ).  This credit shall be used exclusively for the
   *    of Airbus aircraft offered by ILFC, or offered
jointly by ILFC and AVSA or Airbus Industrie.        *
to be funded by this credit must previously have been
jointly designed and approved by AVSA and ILFC. It is agreed that this shall be the sole use of this credit. AVSA agrees, to the extent practicable, to make available, or cause to be made
available its and Airbus Industrie's in-house resources such as   *

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9)   *





- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10)  Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Letter Agreement.

11)  Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.

The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

          If the foregoing correctly sets forth our understanding, please execute this Letter Agreement in the space provided below, whereupon this Letter Agreement shall constitute part of the Amendments defined above.



INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994


International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California


                     Letter Agreement No. 2



Dear Sirs:

Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   Deliveries


*



- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of "the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 2 shall survive any termination of this Letter Agreement.

3)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE PERFORMANCE

OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.  THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL
SALE OF GOODS SHALL NOT APPLY TO THIS LETTER AGREEMENT.

The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.

INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994



International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California




                     Letter Agreement No. 3




Dear Sirs:


Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.


1)   Predelivery Payments


*




- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2)   Collateralisation of predelivery payments

The parties acknowledge that AVSA currently holds predelivery payments from ILFC under various aircraft purchase agreements between the parties, and that the amount of predelivery payments will vary from time to time as aircraft are delivered and/or more predelivery payments are made. ILFC hereby pledges that, in the event ILFC should fail to make on its due date any material payment owing under any existing purchase agreement (with due regard to any grace period that may exist under such agreement), AVSA may apply any amount of any predelivery payment it then holds with respect to any aircraft to compensate for damages AVSA may suffer as a result of ILFC's failure to make such payment in a timely manner. The utilization of prior predelivery payments to compensate for damages will not serve as cure of the default for failure to make timely payment. Further, a default will consequently also then exist with respect to the aircraft whose predelivery payment(s) may have been utilized as compensation for damages. Such damages may include but not be limited to interest on moneys due and storage, reconfiguration or remarketing of aircraft.

This unrestricted right is without prejudice, and in addition, to any other rights AVSA may have in the event of such default by ILFC. This specific right shall expire upon due payment by ILFC to AVSA of the predelivery payment due 24 months prior to delivery of the last Incremental Aircraft ordered pursuant to the Amendments.

3)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential.

Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing.

ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 2 shall survive any termination of this Letter Agreement.

3)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.


The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.


          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.



INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994

International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California


                     Letter Agreement No. 4

Dear Sirs:

Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   Option exercise date:

Notwithstanding the provisions of Paragraph 8 of each of the Amendments, and notwithstanding the provisions of all previous agreements between ILFC and AVSA with respect to options to purchase aircraft, it is agreed that ILFC shall have the option to purchase each Incremental Option Aircraft until the first day of the 24th month prior to the scheduled month of delivery of such Incremental Option Aircraft. Upon exercise of an option to purchase an Incremental Option Aircraft, ILFC shall make all the predelivery payments that would have been due on or prior to that date, had such Incremental Option Aircraft been a firmly ordered Incremental Aircraft under the corresponding Amendment, less any amount of Option Fee already paid by ILFC to AVSA with respect to such Incremental Option Aircraft.

2)   Option Fee:

Notwithstanding the provisions of Paragraph 8 of each of the Amendments, AVSA agrees that ILFC shall have the option to pay the Option Fees referred to in each such Paragraph 8 as follows:

     -    ILFC shall pay  *   per Incremental Option Aircraft
     on January 10, 1995.

     - Unless the option to purchase an Incremental Option Aircraft has been exercised earlier, ILFC shall pay another portion of the Option Fee for such Incremental Option Aircraft on the first day of the 27th month prior to the scheduled month of delivery of such Incremental Option Aircraft.

Failure to pay any portion of the Option Fee due for each Incremental Option Aircraft on the date such portion is due, shall void ILFC's option to purchase such Incremental Option Aircraft.

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Letter Agreement.

4)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.



The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.

INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994

International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California


                     Letter Agreement No. 5

Dear Sirs:

Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   Goods and services credit:

AVSA agrees to issue in ILFC's favor a credit memorandum in an
amount of  *   upon the earlier of (i) delivery of the
A310-300 aircraft scheduled to be delivered in    *   and
(ii) delivery of the A300-600R also scheduled for delivery in
  * . ILFC may use this credit for the payment of any goods and services provided by AVSA to ILFC.

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Letter Agreement.

3)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.



The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.


          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.



INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994

International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California


                     Letter Agreement No. 6

Dear Sirs:

Reference is made to a certain Amendment No. 2 to the A3l9 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   Lease *

On an exceptional basis, and in recognition of ILFC's success in
placing A300-600R aircraft with   *

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Letter Agreement.

3)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.



The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.


          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.




INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994

December 27th, 1994

International Lease Finance Corporation
1999 Avenue of the Stars
Los Angeles, California


                     Letter Agreement No. 7

Dear Sirs:

Reference is made to a certain Amendment No. 2 to the A319 Purchase Agreement, Amendment No. 12 to the A320 Purchase Agreement and
Amendment No. 6 to the A321 Purchase Agreement, all three
Amendments dated December 27th, 1994 (the "Amendments").

In consideration for the order for 30 firm and 10 optional Airbus narrow-body aircraft as set forth in the above mentioned Amendments (the "Incremental Order"), AVSA and ILFC agree to the following arrangements, which shall be effective upon, part of and subject to execution of the Amendments.

1)   *

AVSA hereby agrees to provide ILFC with   *
                                       , per each Incremental
Aircraft ordered pursuant to the Amendments.

This allocation is understood to be in addition to the allocation granted for each Incremental Aircraft pursuant to the provisions of Letter Agreement No. 3 to the General Terms Agreement, dated
November 10, 1988.

- ---------------
* PURSUANT TO 17 CFR 240.24B-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2)   Confidentiality:

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of this Letter Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the ILFC shall use its best efforts to limit the disclosure of the contents of this Amendment, to the extent legally permissible, in any filing that ILFC is required to make with any governmental agency, and the ILFC shall make all applications that may be necessary to implement the foregoing. ILFC and AVSA shall consult with each other prior to making any public disclosure, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions thereof. The provisions of this Paragraph 8 shall survive any termination of this Letter Agreement.

3)   Jurisdiction:

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS LETTER AGREEMENT SHALL BE DETERMINED ALSO IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

ANY DISPUTE ARISING HEREUNDER SHALL BE REFERRED TO THE FEDERAL OR
STATE COURTS LOCATED IN NEW YORK CITY, NEW YORK, AND EACH OF THE
PARTIES HERETO IRREVOCABLY SUBMITS TO AND ACCEPTS SUCH
JURISDICTION.

THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS
SHALL NOT APPLY TO THIS LETTER AGREEMENT.



The existing agreements between AVSA and ILFC shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.


          If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon this Amendment shall constitute part of the Agreement.



INTERNATIONAL LEASE           AVSA, S.A.R.L.
FINANCE CORPORATION


By:  /s/ RG DUNCAN            By:  /s/ CHRISTOPHE MOUREY

Its: R.G. Duncan              Its: Christophe Mourey
     Senior Vice President         AVSA Chief Executive Officer

Date: December 27, 1994       Date: December 27, 1994